                                                                   EXHIBIT 10.13


                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made and entered into this 31st day of October, 2002, but effective as of September 10, 2002 (the "Amendment Date"), by and among XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), Bank One, Oklahoma, N.A., and U.S. Bank National Association, as Lenders under the Credit Agreement referred to below (the "Lenders"), and Bank One, Oklahoma, N.A., as Agent (in such capacity, the "Agent"), with reference to the following:

         A. The Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002 (the "Credit Agreement").

         B. The Borrower has requested that the Lenders and the Agent (i) extend the availability of the Revolving Credit Facility and the maturities of the Revolving Loans, the Term Loans and the R/E Term Loans, (ii) waive certain Defaults arising by virtue of the Borrower's failure to comply with certain financial covenants set forth in the Credit Agreement at July 31, 2002, (iii) modify certain covenants set forth in the Credit Agreement, and (iv) agree to certain other changes in the terms of the Credit Agreement and the Facilities established thereunder. The Lenders and the Agent have agreed to the foregoing requests, subject to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement, effective as of the Amendment Date, as follows:

1. DEFINITIONS. Capitalized terms used herein (including capitalized terms used in the recitals above) but not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

2. WAIVERS. Effective as of the Amendment Date, and subject to the Borrower's satisfaction of the conditions precedent set forth in Section 6 of this Amendment, the Lenders and the Agent agree to waive the Borrower's non-compliance with Sections 6.24.2 (Debt Service Coverage Ratio) and 6.24.3 (Leverage Ratio) of the Credit Agreement at July 31, 2002, and any consequences of such non-compliance (other than as set forth in this Amendment). The foregoing waivers do not extend to any other existing Default or Unmatured Default (whether or not known to the Borrower, the Lenders or the Agent) or to any Default or Unmatured Default that may arise or occur after the Amendment Date. Nothing contained in this Amendment shall be construed as waiving any other term or condition of the Credit Agreement or any of the other Loan Documents or as obligating the Lenders or the Agent to waive any future noncompliance or Default.

3. MODIFICATION OF FACILITIES. Effective as of the Amendment Date, and subject to the Borrower's satisfaction of the conditions precedent set forth in this
Amendment:

         A. Extension of Revolving Credit Facility. The availability of the Revolving Credit Facility and the maturity of the Revolving Loans are hereby extended to November 30, 2002. Accordingly, the definition of the term "Revolving Credit Facility Termination Date" appearing in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to the date "October 31, 2002" with the date "November 30, 2002."

         B. Reduction in Revolving Credit Facility. The Aggregate Revolving Credit Commitment (i.e., the aggregate amount available for borrowing under the Revolving Credit Facility) is hereby reduced from $5,000,000.00 to $2,000,000.00, and the Revolving Commitment of each of the Lenders is hereby reduced to the amount set forth opposite its name on the signature pages hereto directly underneath the caption "Revolving Credit Commitment."

         C. Extension of Maturities of Term Loans and R/E Term Loans. The maturity dates of the Term Notes and the R/E Term Notes are hereby extended to November 30, 2003. Accordingly, the reference to the date "October 31, 2003" appearing in each of Sections 2.3.2 and 2.3.3 of the Credit Agreement are hereby amended to read "November 30, 2003," and the reference to "twenty-four (24) consecutive monthly payments" appearing in each of Sections 2.3.2 and 2.3.3 of the Credit Agreement are hereby amended to read "twenty-five (25) consecutive monthly payments."

         D. No Obligation to Grant Further Extensions. The Borrower acknowledges that, notwithstanding the references in the Credit Agreement and this Amendment to dates or periods of time subsequent to November 30, 2002, (i) the Lenders will not be obligated to further extend the availability of the Revolving Credit Facility or the maturities of the Revolving Loans, the Term Loans or the R/E Term Loans, (ii) the Lenders have given no assurances or commitment that any extension request will be approved, (iii) the Lenders may refuse any extension request in the exercise of their sole and absolute discretion, and (iv) if any extension request is approved, the Lenders may condition such approval on the Borrower's satisfaction of certain requirements, including the making of further modifications to the Credit Agreement and/or the terms of the Facilities.

         E. Renewal Notes. The Borrower agrees to make, execute and deliver to each Lender (i) a renewal Revolving Note (each, a "Renewal Revolving Note"), substantially in the form attached hereto as Exhibit "F-1A," (ii) a renewal Term Note (each, a "Renewal Term Note"), substantially in the form attached hereto as Exhibit "F-2A," and (iii) a renewal R/E Term Note (each, a "Renewal R/E Term Note"), substantially in the form attached hereto as Exhibit "F-3A." The Renewal Revolving Notes, Renewal Term Notes and Renewal R/E Term Notes are hereinafter collectively referred to as the "Renewal Notes." The Renewal Notes shall be in renewal, extension and replacement of, but not in satisfaction or as a novation of, the respective Notes delivered pursuant to the Credit Agreement, and from and after the Amendment Date, unless the context otherwise requires, all references to the "Revolving Notes," the "Term Notes" or the "R/E Term Notes" appearing in the Credit Agreement or any other Loan Documents shall mean and refer to the Renewal Revolving Notes, the Renewal Term Notes or the Renewal R/E Term Notes, as applicable.

4. CALCULATION OF BORROWING BASE.

         A. Borrowing Base. Effective as of the Amendment Date, the definition of term "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

                  "Borrowing Base" means, as of any determination date, an amount equal to (i) 80% of the Eligible Accounts Balance on such date, plus (ii) 40% of the Eligible Inventory Balance on such date, minus
         (iii) 25% of the aggregate outstanding principal balances of the Term Loans as of such date; provided, however, that the amount determined under clause (ii) shall be limited to one-fourth (1/4) of the amount determined under clause (i).

         B. Form of Borrowing Base Certificate. The form of Borrowing Base Certificate attached hereto as Exhibit C-1 shall be substituted for Exhibit C to the Credit Agreement.

5. AMENDMENTS TO CERTAIN COVENANTS. From and after the Amendment Date, the covenants contained in the Credit Agreement shall be amended and modified as follows:

         A. Definition of Capital Expenditures. The calculation of Consolidated Capital Expenditures, both for purposes of Section 6.16 (Capital Expenditures) and Section 6.24.2 (Debt Service Coverage Ratio), shall include all Capital Expenditures incurred by the Borrower on or after September 1, 2002, relating to the Oracle computer systems. Accordingly, the definition of the term "Consolidated Capital Expenditures" appearing in Section 1.1 of the Credit Agreement is amended in its entirety, effective from and after the Amendment Date, to read as follows:

                  "Consolidated Capital Expenditures" means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries calculated on a consolidated basis for such period; provided, however, that the calculation of Consolidated Capital Expenditures shall exclude any Capital Expenditures relating to the Oracle computer systems incurred prior to September 1, 2002.

         B. Limitation on Capital Expenditures. Section 6.16 of the Credit Agreement is amended in its entirety to read as follows:

                  6.16 Capital Expenditures. The Borrowers and its Subsidiaries will not expend, or become committed to expend, in any fiscal year, beginning with the fiscal year ended October 31, 2002, on a noncumulative basis, Consolidated Capital Expenditures in excess of $1,200,000.

         C. Debt Service Coverage Ratio. The calculation of Consolidated Debt Service Coverage Ratio, and the determination of the Borrower's compliance with
Section 6.24.2 of the Credit Agreement, are modified as follows:

                  (i) The Borrower agrees to maintain a Consolidated Debt Service Coverage Ratio, determined as of October 31, 2002, for the four fiscal quarters then ending, of not less than 1.00 to 1.0. Thereafter, the Borrower agrees to maintain a Consolidated Debt Service Coverage Ratio, determined as of each Quarterly Calculation Date subsequent to October 31, 2002, for the then most-recently ended four fiscal quarters, of not less than 1.20 to 1.0.

                   (ii) In addition, for the calculations made at October 31, 2002, January 31, 2003 and April 30, 2003, the Debt Service Coverage Ratio of the Borrower will be determined by annualizing the results of operations for the period beginning August 1, 2002, and ending on each of such determination dates, rather than by using the actual results of operations on a trailing 12-month basis. Accordingly, for the Quarterly Calculation Dates of October 31, 2002, January 31, 2003 and April 30, 2003, the first sentence of the definition of "Consolidated Debt Service Coverage Ratio" appearing in Section 1.1 of the Credit Agreement will be modified to read as follows:

                           "Consolidated Debt Service Coverage Ratio" means, for
                  the Quarterly Calculation Dates of October 31, 2002, January 31, 2003 and April 30, 2003, respectively, the ratio of (i) Consolidated EBIDA, calculated on a pro forma annualized basis, for the period beginning August 1, 2002, and ending on such Quarterly Calculation Date, minus unfunded Consolidated Capital Expenditures for the same period, calculated on a pro forma annualized basis, to (ii) Consolidated Interest Expense, calculated on a pro forma annualized basis for the same period, plus the current maturities of long-term Consolidated Funded Indebtedness for the immediately following 12-month period, in each case calculated for the Borrower and its Subsidiaries on a consolidated basis.

         Beginning with the calculation to be made at July 31, 2003, the Consolidated Debt Service Coverage Ratio shall be calculated in the manner as currently set forth in the Credit Agreement (except that the change in the definition of Consolidated Capital Expenditures, as set forth in Section 5.A above, shall be permanent).

         D. Net Income Requirement. Effective as of the Amendment Date, a new
Section 6.24.5 is hereby added to the Credit Agreement reading as follows:

                           6.24.5 Consolidated Net Income. The Borrower will not
                  permit the sum of (i) Consolidated Net Income for any fiscal quarter plus (ii) non-cash writedowns of goodwill taken for the same quarter in accordance with the applicable accounting standards under GAAP, to be less than $1.00.

In addition, Section 7.3 of the Credit Agreement is hereby amended to include a reference to the newly added Section 6.24.5.

         E. Restriction on Dividends. The Borrower acknowledges that it is prohibited by Section 6.10 of the Credit Agreement from declaring or paying any dividends or making any distributions on its capital stock (other than dividends payable in its own capital stock) or redeeming, repurchasing or otherwise acquiring or retiring any of its capital stock. The Borrower further agrees that such prohibition will remain in effect, notwithstanding proviso (ii) to Section
6.10 of the Credit Agreement, until further notice from the Lenders.

6. CONDITIONS PRECEDENT. This Amendment shall become effective as of the Amendment Date, subject to the Borrower's satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Article IV of the Credit Agreement):

         A. Execution of Documents. The Borrower shall have duly and validly authorized, executed and delivered to the Agent and the Lenders the following documents, each in form and substance satisfactory to the Lenders:

                  (i)      this Amendment;

                  (ii)     the Renewal Revolving Notes;

                  (iii)    the Renewal Term Notes; and

                  (iv)     the Renewal R/E Term Notes.

         B. Resolutions. The Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the performance by the Borrower of its obligations under this Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes.

         C. Consent of Guarantor. The "Consent of Guarantor" appearing after the Borrower's signature to this Amendment shall have been duly and validly authorized, executed and delivered to the Lender by the Guarantor.

         D. Accuracy of Representations and Warranties. All representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrower refer to an earlier specified date).

         E. No Default. There shall not have occurred any additional Default or Unmatured Default as of the Amendment Date, and the Borrower shall be current in payment of all principal, interest and fees due and owing to the Agent or the Lenders as of the Amendment Date.

7. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in Article V of the Credit Agreement remain true and correct (except to the extent any representations and warranties as to the Borrower's financial condition relate solely to an earlier specified date) and are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants as follows:

         A. Authority. The Borrower has all requisite power and authority and has been duly authorized to decrease the amount of the Aggregate Revolving Credit Commitment and to execute, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes.

         B. Binding Obligations; Enforceability. This Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         C. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of this Amendment and the Renewal Notes, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries, or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment, the borrowings under the Credit Agreement (as amended hereby), the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement (as amended by this Amendment) or the Renewal Notes.

         D. No Material Adverse Change. Since July 31, 2002 (the date of the latest financial statements of the Borrower which have been delivered to the Agent and the Lenders), there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

8. MISCELLANEOUS.

         A. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment.

         B. Descriptive Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

         C. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

         D. Reimbursement of Expenses. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of Crowe & Dunlevy, counsel to the Agent, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby.

         E. Release by Borrower. In consideration of the waivers and other agreements of the Lenders and the Agent contained herein, the Borrower, for itself and its officers, directors, agents, employees, successors and assigns, hereby releases, acquits and forever discharges each of the Lenders and the Agent, and each of their respective parent, subsidiary and affiliated companies and each of their respective officers, directors, agents, employees, successors, and assigns, and all other persons acting for or on behalf of the Lenders and/or the Agent, of and from any and all manner of actions, causes of actions, suits, debts, accounts, conveyances, agreements, damages, claims, demands, liabilities, costs, and expenses of whatsoever kind or nature, including attorney's fees, in law or in equity, known or unknown, anticipated or unanticipated and howsoever arising or accruing, which the Borrower may now have or may claim to have against the parties released or any of them, including, without limitation, those arising out of or relating in any way to the Credit Agreement or the administration of the Facilities thereunder, any other Loan Document or any other agreement or document relating to the Facilities. It is understood and agreed by the Borrower that this is a full and final release covering any and all of the Borrower's actions, claims, debts, judgment, damages, objections, costs, attorney's fees, demands or liabilities, whether known or unknown, undisclosed and/or unanticipated, which may have arisen, or may arise from any act or omission, prior to the date of the execution and delivery of this Amendment.

         F. No Course of Dealing. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness or commitment on the part of the Agent or the Lenders to grant other or future waivers or consents, should any be requested, or to agree to other or future amendments to or modifications of the Credit Agreement or the terms and conditions applicable to the Facilities.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
                      SIGNATURES APPEAR ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed and delivered this Amendment on the day and year first set forth above.

                                                              XETA TECHNOLOGIES, INC.



                                                              By: /s/ Robert B. Wagner
                                                                  -------------------------------------------------
                                                              Name: Robert B. Wagner
                                                              Title:   Secretary and Chief Financial
                                                                       Officer


Revolving Loan Commitment                                     BANK ONE, OKLAHOMA, N.A.,
from and after Amendment Date:                                Individually and as Agent
$1,100,000

                                                              By: /s/ Tipton J. Burch
                                                                  -------------------------------------------------
                                                              Name:  Tipton J. Burch
                                                              Title:    First Vice President


Revolving Loan Commitment                                     U.S. BANK NATIONAL ASSOCIATION
from and after Amendment Date:
$900,000.00
                                                              By: /s/ Gregory B. Vatterott, Jr.
                                                                  -------------------------------------------------
                                                              Name: Gregory B. Vatterott, Jr.
                                                              Title:   Vice President



                                    EXHIBITS


Exhibit B-1       -        Compliance Certificate
Exhibit C-1       -        Borrowing Base Certificate
Exhibit F-1A      -        Form of Renewal Revolving Note
Exhibit F-2A      -        Form of Renewal Term Note
Exhibit F-3A      -        Form of Renewal R/E Term Note

                              CONSENT OF GUARANTOR

         The undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing Second Amendment to Credit Agreement,
(ii) confirms that the Subsidiary Guaranty of the undersigned will continue in full force and effect as security for payment and performance of all of the "Guaranteed Obligations," as such term is used in the Subsidiary Guaranty, and
(iii) ratifies and reaffirms the Subsidiary Guaranty.

         No inference shall be drawn from the undersigned's execution of this Consent that consent or approval of the undersigned is required for this or any future modification or amendment of or supplement to the Credit Agreement or other Loan Document, or for this or any future increase, decrease, extension or renewal of the Guaranteed Obligations.

         Capitalized terms used in this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement referred to in the above and foregoing Second Amendment to Credit Agreement.


                                   U.S. TECHNOLOGIES SYSTEMS, INC.


                                   By:  /s/ Robert B. Wagner
                                       --------------------------------------
                                   Name:   Robert B. Wagner
                                         ------------------------------------
                                   Title:  Vice President
                                          -----------------------------------

                             RENEWAL REVOLVING NOTE
                                 (Exhibit F-1A)

$                                                           September 10, 2002
 -----------------
                                                               Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of ________________ (the "Lender"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and decrease of and replacement for that certain Revolving Note dated as of October 31, 2001, executed by the Borrower payable to the order of the Lender in the stated principal amount of $____________ (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                                XETA TECHNOLOGIES, INC.,
                                an Oklahoma corporation

                                By:
                                    -------------------------------------------
                                Print Name:  Robert B. Wagner
                                Title:  Secretary and Chief Financial Officer

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                RENEWAL REVOLVING NOTE OF XETA TECHNOLOGIES, INC.
                            DATED SEPTEMBER 10, 2002


                             Principal                 Maturity                    Principal
                             Amount of                of Interest                   Amount               Unpaid
         Date                  Loan                     Period                       Paid                Balance
----------------------------------------------------------------------------------------------------------------

September 10, 2002


                                RENEWAL TERM NOTE
                                 (Exhibit F-2A)
$                                                          September 10, 2002
 -----------------
                                                              Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") the aggregate unpaid principal amount of the Term Loan made by the Lender to the undersigned pursuant to Section 2.1.2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the Term Loan in full on November 30, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of
Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Term Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and decrease of and replacement for that certain Term Note dated as of October 31, 2001, executed by the Borrower payable to the order of the Lender in the stated principal amount of $____________ (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                              XETA TECHNOLOGIES, INC.,
                              an Oklahoma corporation


                              By:
                                  --------------------------------------------
                              Print Name: Robert B. Wagner
                              Title: Secretary and Chief Financial Officer

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                  RENEWAL TERM NOTE OF XETA TECHNOLOGIES, INC.
                            DATED SEPTEMBER 10, 2002


                             Principal                 Maturity                    Principal
                             Amount of                of Interest                   Amount               Unpaid
         Date                  Loan                     Period                       Paid                Balance
--------------------------------------------------------------------------------------------------------------------

September 10, 2002                                                                               $
                                                                                                  -----------------


                              RENEWAL R/E TERM NOTE
                                 (Exhibit F-3A)
                                                              September 10, 2002
$
 -----------------
                                                                 Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of __________________________ (the "Lender") the aggregate unpaid principal amount of the R/E Term Loan made by the Lender to the undersigned pursuant to Section 2.1.3 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the R/E Term Loan in full on November 30, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of
Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the R/E Term Loan and the date and amount of each principal payment hereunder.

         This Note is one of the R/E Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and decrease of and replacement for that certain R/E Term Note dated as of October 31, 2001, executed by the Borrower payable to the order of the Lender in the stated principal amount of $____________ (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                              XETA TECHNOLOGIES, INC.,
                              an Oklahoma corporation


                              By:
                                  --------------------------------------------
                              Print Name: Robert B. Wagner
                              Title: Secretary and Chief Financial Officer

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                RENEWAL R/E TERM NOTE OF XETA TECHNOLOGIES, INC.
                            DATED SEPTEMBER 10, 2002


                             Principal                 Maturity                    Principal
                             Amount of                of Interest                   Amount               Unpaid
         Date                  Loan                     Period                       Paid                Balance
--------------------------------------------------------------------------------------------------------------------

September 10, 2002                                                                               $
                                                                                                  -----------------

                                   EXHIBIT B-1

                             XETA TECHNOLOGIES, INC.
                    FINANCIAL COVENANT COMPLIANCE CERTIFICATE
                 (Due quarterly within 45 days of quarter end.)
                            As of: __________________

To:      Bank One, Oklahoma, N.A.

The undersigned hereby submits this quarterly compliance certificate pursuant to the October 31, 2001 Amended and Restated Credit Agreement, amended effective June 1, 2002 and further amended effective September 10, 2002 (the "Credit Agreement"); certifies that the Borrower(s) specified in the Credit Agreement are not in default under the terms and provisions thereof; and further certifies the following financial covenant compliance calculations required by the Credit
Agreement:

1. MINIMUM CURRENT RATIO
         (Required: Not less than 1.1:1.0)

         a. Current Assets                           $
                                                      ------------
                Divided By
         b. Current Liabilities                      $
                                                      ------------
       Equals Current Ratio (1a. divided by 1b.)                                      1.
                                                                                        ------------


2. MINIMUM CONSOLIDATED NET WORTH
         (Required: Not less than Net Worth of $29,000,000 plus 75% of
         Consolidated Net Income earned in each fiscal quarter beginning with quarter ending January 31, 2002 plus 100% of net proceeds from any equity offering.)

         a. Consolidated Net Worth Floor                      $29,000,000
                   Plus
         b. 75% of Net Income earned since closing date       $
                                                               ------------
                   Plus
         c. 100% of net proceeds from equity offering         $
                                                               ------------
                        Equals Total Consolidated Net Worth (2a. plus 2b. plus 2c.)   2.
                                                                                        ------------


3. MINIMUM DEBT SERVICE COVERAGE RATIO

         (Required: Not less than 1.00:1.0 through 10-31-02 and 1.20:1 thereafter)

         For the calculations made at October 31,2002, January 31, 2003 and
April 30, 2003, the Debt Service Coverage Ratio shall be determined by annualizing the results of operations for the period beginning August 1, 2002 and ending on the applicable calculation date. For the calculations following
April 30, 2003, the Debt Service Coverage Ratio shall be determined by using the results for the most recently ended four quarters on a consolidated basis.

         Net Income                         $
                                             -------------
            Plus
         Depreciation and Amortization      $
                                             -------------
            Plus
         Interest Expense                   $
                                             -------------
            Minus
         Unfunded Capital Expenditures      $
                                             -------------
            Minus
         Dividends Paid or Declared         $
                                             -------------
            Equals
         a.Cash Flow Available for Debt Service                $
                                                                -------------

         Current Maturities of Long Term
         Funded Indebtedness                $
                                             -------------
            Plus
         Interest Expense                   $
                                             -------------
            Equals
         b. Total Debt Service Requirements                    $
                                                                -------------

       Debt Service Coverage Ratio (3a. divided by 3b.)                 3.
                                                                          -------------

4.       MAXIMUM LEVERAGE RATIO
         (Required:  Not greater than 2.75:1.0 through 7-31-02 and 2.50:1 thereafter)

         a. Consolidated Funded Indebtedness                   $
                                                                -------------

The following determined as of the most recently ended four quarters on a consolidated basis:
         Net Income                         $
                                             -------------
            Plus
         Interest                           $
                                             -------------
            Plus
         Tax Expense                        $
                                             -------------
            Plus
         Depreciation and Amortization      $
                                             -------------
            Equals
         b.  Consolidated EBITDA                               $
                                                                -------------

   Leverage Ratio (4a. divided by 4b.)                                  4.
                                                                          -------------

5.  MAXIMUM CAPITAL EXPENDITURE CEILING                                 5.
                                                                          -------------
         Calculated at fiscal year end only:
         (Required: Beginning with the fiscal year ended October 31, 2002, not greater than $1,200,000 during any fiscal year)

6. CONSOLIDATED NET INCOME
         (Required:  Not less than $1.00)

                  a.  Consolidated Net Income for most recent fiscal quarter:
                                                                                        ----------
                  Plus
                  b.  Noncash writedowns of goodwill taken during
                       same quarter                                             +
                                                                                        ----------

                                            Total
                                                                                        ----------


Executed and delivered to the Agent this __th day of _____________, 200__.

XETA TECHNOLOGIES, INC.



By:
    ------------------------------
    Robert Wagner, Chief
    Financial Officer

                                   EXHIBIT C-1

                             XETA TECHNOLOGIES, INC.

                           BORROWING BASE CERTIFICATE

Xeta Technologies, Inc. is in compliance with the borrowing base requirements and certifies that the information shown on the attached Borrowing Base Calculation worksheet is correct.


I hereby certify that as of __________,20__, the borrowing base totaled $____________, as shown on the attached Borrowing Base Calculation worksheet.

-----------------------------
Robert Wagner, CFO



Attachments to this Certificate: Borrowing Base Calculation worksheet, receivable aging report, payable listing, inventory report

E-mail the Borrowing Base workbook to Linda Walker at:
Linda_D_Walker@bankone.com.

BORROWING BASE CALCULATION WORKSHEET

Borrowing Base Calculation                               XETA Technologies, Inc
DATE:                                                    Type date here
Total Accounts Receivable                                $0.00
Invoices over 90 days old                                $0.00
Contra Accounts                                          $0.00
Affiliate Accounts                                       $0.00
Pre-billed Accounts                                      $0.00
Guaranteed, consigned, or other conditional sales        $0.00
Foreign Accounts                                         $0.00
U.S. Government accounts in excess of $250,000           $0.00
Amounts offset by customer deposits                      $0.00
Other Ineligibles specified by bank                      $0.00
Tainted Accounts                                         $0.00
Excess Concentrations                                    #VALUE!
Total Eligible A/R                                       #VALUE!
Total Eligible A/R X advance rate (80%)                  #VALUE!
Receivable Borrowing Base                                #VALUE!

Total Inventory                                          $0.00
Less:
Obsolete                                                 $0.00
Inventory on consignment                                 $0.00
Inventory held in warehouse 100 by Avaya                 $0.00
Inventory store in a public warehouse with no            $0.00
warehouse agreement in place

Slow-moving inventory (inv. in excess of 1 year's usage) $0.00
Lodging Division's "spare parts" inventory               $0.00
Eligible Inventory                                       $0.00
Eligible Inventory X advance rate (40%)                  $0.00
Inventory Borrowing Base (with cap applied)              #VALUE!

Aggregate balance of outstanding                         #VALUE!
Term Loans  X 25%


Total Borrowing Base (Receivables Borrowing Base +       #VALUE!
Inventory Borrowing Base - 25% of Term Loans)

Revolver Balance Outstanding                             $0.00

Letters of Credit                                        $0.00
Other Adjustments to O/S (specify)                       $0.00

Total  Outstanding                                       $0.00

Available for Advance                                    #VALUE!

Borrowing Base Parameters:
Note Amount                                              $2,000,000.00
Maximum A/R eligibility days (60, 90, 120, etc.)           90 days old
Advance Rate - A/R                                       80.00%
Tainted rate                                             20.00%
Maximum Concentration Level                              25.00%
Advance Rate - Inv                                       40.00%
Maximum Inventory BB as a % of total Receivable          25.00%
Borrowing Base (See cell nt)